Exhibit 99.1

Allscripts Healthcare Solutions, Inc.

Summary of Unaudited Pro Forma Financial Information

(Dollars in thousands, except per share amounts)

Overview

On October 15, 2020, Allscripts Healthcare Solutions, Inc. (the “Company”), Allscripts Healthcare, LLC and Allscripts Software, LLC, (collectively, the “EPSi Sellers”) completed the previously-announced divestiture of the EPSi Sellers’ business providing budgeting, long-range planning, cost accounting and financial decision support solutions, software and services for healthcare organizations, commonly referred to as “EPSi” (including the RealCost Platform) (the “EPSi Business”) to Strata Decision Technology LLC, an Illinois limited liability company (“Strata”), pursuant to an Asset Purchase Agreement, dated July 30, 2020, for a purchase price of $365,000,000 (the “EPSi Divestiture”). The EPSi Divestiture was structured as the sale of assets primarily related to the EPSi Business (and the transfer of certain liabilities in connection therewith) by the EPSi Sellers to Strata.

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of September 30, 2020 provides the financial position of the Company giving effect to the disposition of the EPSi business. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 have been prepared to show the operating results of the Company giving effect to the disposition of EPSi as if the transaction had occurred on January 1, 2019.

The unaudited financial information for the Company was derived from, and should be read in conjunction with, the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on October 30, 2020 and the audited consolidated financial statements for the year ended December 31, 2019 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2020.

The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company's financial performance and financial position would have been without the consolidation of EPSi for the periods presented. Actual results may differ significantly from those reflected here in the unaudited pro forma consolidated financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results had the transaction actually occurred on January 1, 2019.

Financial Tables Follow

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical	Sale of EPSi		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$218,701	$297,767	(A)	$516,468
Restricted cash	6,209	0		6,209
Accounts receivable, net of allowance of $37,025 and $23,879 as of September 30, 2020 and December 31, 2019, respectively	381,888	0		381,888
Contract assets, net of allowance of $1,068 and $0 as of September 30, 2020 and December 31, 2019, respectively	101,333	0		101,333
Prepaid expenses and other current assets	135,869	0		135,869
Assets held for sale	104,782	(104,782)		0
Total current assets	948,782	192,985		1,141,767
Fixed assets, net	70,027	0		70,027
Software development costs, net	241,656	0		241,656
Intangible assets, net	329,011	0		329,011
Goodwill	1,287,197	0		1,287,197
Deferred taxes, net	5,881	0		5,881
Contract assets - long-term, net of allowance of $4,273 and $0 as of September 30, 2020 and December 31, 2019, respectively	42,805	0		42,805
Right-of-use assets - operating leases	102,217	0		102,217
Other assets	118,689	0		118,689
Total assets	$3,146,265	$192,985		$3,339,250

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (CONTINUED)

AS OF SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical	Sale of EPSi		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$53,627	$59,921	(B)	$113,548
Accrued expenses	166,180	0		166,180
Accrued compensation and benefits	97,515	0		97,515
Deferred revenue	339,239	0		339,239
Current maturities of long-term debt	48,293	(20,000)	(C)	28,293
Current operating lease liabilities	22,317	0		22,317
Liabilities related to assets held for sale	17,479	(17,479)		0
Total current liabilities	744,650	22,442		767,092
Long-term debt	1,026,048	0		1,026,048
Deferred revenue	11,570	0		11,570
Deferred taxes, net	24,534	0		24,534
Long-term operating lease liabilities	98,866	0		98,866
Other liabilities	32,210	0		32,210
Total liabilities	1,937,878	22,442		1,960,320
Commitments and contingencies
Stockholders’ equity:
Preferred stock: $0.01 par value, 1,000 shares authorized, no shares issued and outstanding as of September 30, 2020 and December 31, 2019	0	0		0
Common stock: $0.01 par value, 349,000 shares authorized as of September 30, 2020 and December 31, 2019; 274,471 and 157,978 shares issued and outstanding as of September 30, 2020, respectively; 272,609 and 162,475 shares issued and outstanding as of December 31, 2019, respectively	2,744	0		2,744
Treasury stock: at cost, 116,493 and 110,134 shares as of September 30, 2020 and December 31, 2019, respectively	(625,246)	0		(625,246)
Additional paid-in capital	1,929,396	0		1,929,396
Accumulated deficit	(94,706)	170,543	(D)	75,837
Accumulated other comprehensive loss	(3,801)	0		(3,801)
Total stockholders’ equity	1,208,387	170,543		1,378,930
Total liabilities and stockholders’ equity	$3,146,265	$192,985		$3,339,250

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical	EPSi Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$770,180	$(24,591)	$745,589
Client services	454,786	(8,786)	446,000
Total revenue	1,224,966	(33,377)	1,191,589
Cost of revenue:
Software delivery, support and maintenance	225,879	(3,189)	222,690
Client services	420,185	(8,667)	411,518
Amortization of software development and acquisition-related assets	95,860	(4,366)	91,494
Total cost of revenue	741,924	(16,222)	725,702
Gross profit	483,042	(17,155)	465,887
Selling, general and administrative expenses	309,139	(4,761)	304,378
Research and development	158,913	(3,314)	155,599
Asset impairment charges	210	0	210
Amortization of intangible and acquisition-related assets	19,347	0	19,347
Loss from operations	(4,567)	(9,080)	(13,647)
Interest expense	(31,280)	0	(31,280)
Other income, net	45	0	45
Impairment of long-term investments	(1,575)	0	(1,575)
Equity in net income of unconsolidated investments	17,417	0	17,417
Loss before income taxes	(19,960)	(9,080)	(29,040)
Income tax provision	(7,457)	2,361	(5,096)
Net loss	(27,417)	(6,719)	(34,136)
Net loss attributable to non-controlling interests	0	0	0
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(27,417)	$(6,719)	$(34,136)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Basic	$(0.17)	$(0.04)	$(0.21)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Diluted	$(0.17)	$(0.04)	$(0.21)

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands, except per share amounts)	Allscripts Historical	EPSi Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$1,126,486	$(35,551)	$1,090,935
Client services	645,191	(10,774)	634,417
Total revenue	1,771,677	(46,325)	1,725,352
Cost of revenue:
Software delivery, support and maintenance	358,946	(9,409)	349,537
Client services	583,111	(10,557)	572,554
Amortization of software development and acquisition-related assets	116,040	0	116,040
Total cost of revenue	1,058,097	(19,966)	1,038,131
Gross profit	713,580	(26,359)	687,221
Selling, general and administrative expenses	419,774	(6,155)	413,619
Research and development	254,509	(4,185)	250,324
Asset impairment charges	10,837	0	10,837
Goodwill impairment charge	25,700	0	25,700
Amortization of intangible and acquisition-related assets	27,216	0	27,216
Loss from operations	(24,456)	(16,019)	(40,475)
Interest expense	(43,172)	0	(43,172)
Other loss, net	(138,902)	0	(138,902)
Impairment of long-term investments	(651)	0	(651)
Equity in net income of unconsolidated investments	665	0	665
Loss before income taxes	(206,516)	(16,019)	(222,535)
Income tax benefit	23,914	4,165	28,079
Net loss	(182,602)	(11,854)	(194,456)
Net loss attributable to non-controlling interests	424	0	424
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(182,178)	$(11,854)	$(194,032)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Basic	$(1.10)	$(0.07)	$(1.17)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Diluted	$(1.10)	$(0.07)	$(1.17)

The Company's Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020, the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2020 and the Year Ended December 31, 2019 include the following:

(A)	Proceeds received, net of transaction expenses paid out at closing and debt repayment.

(B)	Taxes payable on gain, assuming a blended federal and state statutory rate of 26%.

(C)	Reduction of debt for repayment upon deal close as required by covenants.

(D)	Gain on transaction (net of transaction fees and expenses).